UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 16, 2007

FIELDSTONE INVESTMENT CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-50938	74-2874689
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11000 Broken Land Parkway, Columbia, Maryland		21044
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(410) 772-7200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Agreement of Merger

On March 16, 2007, Fieldstone Investment Corporation ("Fieldstone"), Rock Acquisition Corp. ("Merger Sub") and Credit-Based Asset Servicing and Securitization LLC ("C-BASS"), entered into Amendment No. 1 (the "Amendment") to the Agreement of Merger, dated as of February 15, 2007, by and among Fieldstone, Merger Sub and C-BASS (the "Merger Agreement"). Pursuant to the Amendment, the proposed merger consideration was decreased from $5.53 to $4.00 per share, without interest, for each outstanding share of Fieldstone’s common stock. In addition, the Amendment reduced the termination fee payable by Fieldstone to C-BASS under the Merger Agreement from $10 million to $7.4 million and reduced the working fee payable by Fieldstone or C-BASS to the other party, as applicable, under the Merger Agreement from $1.25 million to $900,000.

In exchange for the adjustment to the merger consideration, pursuant to the Amendment, C-BASS has committed to provide pre-merger liquiditiy to Fieldstone by purchasing, at market values as of the date of the Amendment, the following assets of Fieldstone or of Fieldstone’s wholly owned subsdiary Fieldstone Mortgage Company ("FMC"), at Fieldstone’s option:

(i) approximately $46 million of Fieldstone’s and FMC’s self-financed inventory of performing residential mortgage loans and real estate owned assets;

(ii) approximately $192 million of Fieldstone’s "BBB" rated mortgage backed securities that it has retained from its securitizations;

(iii) approximately $163 million of Fieldstone’s and FMC’s inventory of seasoned mortgage loan assets, on or after March 31, 2007;

(iv) all of FMC’s residential mortgage loan assets originated on or after March 1, 2007, originated in accordance with credit and pricing guidelines agreed to by C-BASS;

(v) approximately $400 million of Fieldstone’s residential mortgage loan assets if the loans are not included in a securitization that is priced by Fieldstone on or before April 1, 2007; and

(vi) approximately $320 million of FMC’s inventory of unsecuritized recently originated loans, on or after April 8, 2007.

The Amendment, among other things, also modified the definition of the term "Material Adverse Effect on the Company" in the Merger Agreement to exclude any breach of any representation, warranty, covenant or agreement or the occurrence of any "default" or of any "event of "default" under Fieldstone’s existing financing facilities from the events or circumstances that may otherwise be deemed to give rise to a material adverse effect on Fieldstone’s and its subsidiaries’ business, results of operations, properties, financial condition, assets or liabilities, taken as a whole. Further, the Amendment reduced the amount of borrowing capacity under Fieldstone’s existing financing facilities to be extended for at least 90 days after the effectiveness of the proposed merger as a condition to C-BASS’s obligation to complete the merger under the Merger Agreement. Moreover, the Amendment modified the operational covenant under the Merger Agreement requiring Fieldstone and its subsidiaries to operate in the ordinary and usual course of business consistent with past practice pending the completion of the proposed merger by providing that a determination of what is in the "ordinary and usual course of business consistent with past practice," solely for purposes of such covenant, is to be made by reference to the operation of Fieldstone’s and its subsidiaries’ business as of the date of the Amendment and taking into account the recent disruption in the subprime mortgage market.

Completion of the proposed merger remains contingent on various closing conditions, including regulatory approvals, certain consents of third parties, the continued effectiveness of certain employment and retention agreements, the transfer of servicing of Fieldstone’s mortgage loans to C-BASS, the extension of certain of Fieldstone’s financing facilities, the absence as of the closing of any material adverse effect on Fieldstone and the approval of holders of a majority of Fieldstone’s outstanding common stock. Fieldstone’s stockholders will be asked to vote to approve the proposed transaction at a special meeting to be announced.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 hereto, and incorporated into this report by reference.

Additional Information About the Amendment and the Merger Agreement and Where to Find It

This report is being made in respect of the proposed merger transaction involving Fieldstone and C-BASS. In connection with the proposed transaction, Fieldstone will file a proxy statement with the Securities and Exchange Commission ("SEC"). Fieldstone stockholders are urged to read the proxy statement filed with the SEC carefully and in its entirety when it becomes available because it will contain important information about the proposed transaction. The final proxy statement will be mailed to Fieldstone stockholders. In addition, stockholders will be able to obtain the proxy statement and all other relevant documents filed by Fieldstone with the SEC free of charge at the SEC’s website at www.sec.gov. When available, the proxy statement and other pertinent documents also may be obtained for free at Fieldstone’s website, www.fieldstoneinvestment.com, or by contacting Mark Krebs, Senior Vice President, Fieldstone Investment Corporation, telephone (410) 772.7275.

Participants in the Solicitation

Fieldstone and its directors and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Fieldstone in respect to the proposed transaction. Information about Fieldstone and its directors and executive officers, and their ownership of Fieldstone securities is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of Fieldstone which was filed with the SEC on April 26, 2006. Additional information regarding the interests of those persons may be obtained by reading the proxy statement relating to the proposed transactions, when it becomes available.

Forward-Looking Statements

This Current Report on Form 8-K may contain "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, dividends, achievements or transactions of the company and its affiliates or industry results to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such factors that could affect, prevent or delay the closing of the transactions described in this report and such other risk factors affecting Fieldstone include, but are not limited to (i) the potential inability to satisfy the conditions to closing of the merger or the possibility that Fieldstone’s stockholders do not approve the merger; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including any event, change or other circumstance that would reasonably be expected to have a material adverse effect on Fieldstone; (iii) Fieldstone’s ability to implement or change aspects of its portfolio strategy; (iv) interest rate volatility and the level of interest rates generally; (v) the sustainability of loan origination volumes and levels of origination costs; (vi) compliance with the covenants in Fieldstone’s credit and repurchase facilities and continued availability of credit facilities for the liquidity it needs to support its origination of mortgage loans; (vii) the ability to sell or securitize mortgage loans on favorable economic terms or at all; (viii) deterioration in the credit quality of Fieldstone’s loan portfolio; (ix) the nature and amount of competition; (x) the impact of changes to the fair value of Fieldstone’s interest rate swaps on its net income, which will vary based upon changes in interest rates and could cause net income to vary significantly from quarter to quarter; (xi) deterioration in the performance of Fieldstone’s loans sold and the related repurchase activity; and (xii) other risks and uncertainties outlined in Fieldstone’s periodic reports filed with the SEC. All forward-looking statements are also expressly qualified in their entirety by the cautionary statements detailed from time to time in Fieldstone’s filings with the SEC, including its quarterly reports on Form 10-Q and its annual report on Form 10-K. The information set forth herein speaks only as of the date hereof, and Fieldstone disclaims any intention or obligation to update or revise any forward-looking statements as a result of developments occurring after the date hereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

2.1 Amendment No. 1 to Agreement of Merger, dated March 16, 2007, by and among Credit-Based Asset Servicing and Securitization LLC, Rock Acquisition Corp. and Fieldstone Investment Corporation.*
___________________
* The registrant has omitted certain schedules and exhibits in accordance with Item 601(b)(2) of Regulation S-K. The registrant will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIELDSTONE INVESTMENT CORPORATION

March 22, 2007	By:	/s/ Nayan V. Kisnadwala

Name: Nayan V. Kisnadwala
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement of Merger, dated March 16, 2007, by and among Credit-Based Asset Servicing and Securitization LLC, Rock Acquisition Corp. and Fieldstone Investment Corporation. (The registrant has omitted certain schedules and exhibits in accordance with Item 601(b)(2) of Regulation S-K. The registrant will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request.)